Exhibit 99.1

 MANAGEMENT PRESENTATION  2022

 2  Today’s presentation will include statements, other than historical results, that constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, each as amended.  These statements reflect our expectations or estimates based on the information we have today but are not guarantees or predictions of future performance.  They involve known and unknown risks, uncertainties and other factors, many of which are beyond our control, and which may cause actual results to differ materially from the statements contained in this presentation.  You are cautioned not to put undue reliance on these forward-looking statements.  The Company assumes no obligation to update or otherwise revise these forward-looking statements, except as required by law.  FORWARD-LOOKING STATEMENTS

2022 MANAGEMENT PRESENTATION

Tandy Highlights

Since 1919, Tandy Leather has been the leading supplier of quality leather, machines, tools, kits and instructional resources for generations of hobbyists and trade craftspeople making a living selling leatherwork.

LARGE & GROWING MARKET

$40B global craft market

$500MM leathercrafting market

Growing at 8%

MARKET LEADER

17% share in fragmented market

Heritage brand

MULTI-CHANNEL DISTRIBUTION

105 Retail Stores

Global Ecommerce

Commercial Division

CAPABLE TEAM

Transformed business

Completed restatement

Managed through COVID

5-year plan to $100MM

STRONG FINANCIAL POSITION

$10MM net cash

$38MM inventory

$13-15MM real estate

Tandy Leather Factory, Inc.
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2022 MANAGEMENT PRESENTATION

Crafting is a large and growing market.

GLOBAL CRAFT MARKET

$40B

CAGR of **8%** over next 5 years

63% of US households crafting

Most do **more than 1** type of craft

Crafting is multi-generational

LEATHERCRAFTING MARKET

$500MM

1% of global crafting market

11% of US adult population leathercrafts

Tandy is capturing about **17%** of US market share

Significant opportunity to grow share

MARKET OPPORTUNITY


@jessmorelesther

MILLENIALS & GEN Z

41% of all crafters

35% of Tandy consumers - **up 6%** from 2020

Rising interest in hand-crafted, sustainable, artisanal products

Desire to find meaningful work is likely driving the craft economy

Tandy Leather Factory, Inc.
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2022 MANAGEMENT PRESENTATION


@teotanartistry


@whiskeyboundleather


@damonmarkmakeit

The time for leathercrafting is right…

LEATHERCRAFTING HITS BULLSEYE OF CRAFTING FOR MANY REASONS

BROAD APPEAL

- ✓ Both men and women leathercraft at similar levels
- ✓ Multi-generational –Boomers, Gen X, Millennials, Gen Z, and parents crafting with kids
- ✓ Many ways to enter and enjoy craft at all skill levels
- ✓ Leather has many end uses– jewelry, wallets, bags, belts, costumes and more

APPEALS TO YOUNG CONSUMERS

Millennials and Gen Z are driving the craft economy and leathercrafting appeals to their core values.

SUSTAINABILITY

Leather manufacturing recycles cowhides that would otherwise go into landfills. Hand-crafted, artisanal leather goods last decades.

SELF-EXPRESSION & PERSONALIZATION

Leathercrafting centers the mind and is a perfect outlet for stress reduction, self-expression and creativity. Hand-crafted items are one-of-a-kind and highly personalized.

FULFILLING PROFESSION

Leathercrafting is a job for some. 45% of older Millennials are selling their art/craft online.

Tandy Leather Factory, Inc.
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 6  Tandy: supplying the craft and trade of leatherworking.  CUSTOMERS  Making leather goods transcends gender and age. Tandy appeals to both hobbyists and trade professionals.  Growth in younger 18-35 age groups  LEATHER  MACHINES  HAND TOOLS  HARDWARE  KITS & GUIDES  KEY PRODUCTS  Tandy supplies leatherworkers with the essential materials, tools and instructional resources they need to hand-craft leather goods. In the last 2 years, we have significantly improved our assortment and quality across our key product categories.   SALES CHANNELS  RETAIL STORES  ECOMMERCE  COMMERCIAL  Tandy products are sold through 3 key channels of distribution.

 7  OUR MISSION  To build on our legacy of inspiring the timeless art and trade of leatherworking.  @dalegeorgebooher

2022 MANAGEMENT PRESENTATION

Tandy is uniquely positioned to grow share and the category.

TANDY LEATHER
17% share

LEATHERCRAFTING MARKET
$500MM



NEW ACQUISITION

TANDY BRINGS CONSUMERS INTO THE CRAFT

Tandy is where most leathercrafters get started – we're a destination for classes, project ideas and instructional resources – conveniently located in consumers' communities.

TARGET KEY CUSTOMER GROUPS

Appeal to the unique needs and interests of Youth, Military & Veterans, Mental Health Organizations, New Distribution Channels and International Consumers

KEY DIFFERENTIATORS

STRONG BRAND EQUITY

Heritage brand with **100+** years in leathercraft.
Legacy in craft has built strong brand trust and pride.
Leathercrafters have deep rooted love for Tandy.

DISTINCT COMPETITIVE ADVANTAGE

Tandy has **105** retail store locations.
Allows customers to hand-select their leather, demo machines, take classes, use our open workspace and commune with the broader leathercrafting community.

BETTER VALUE & SELECTION

Broader selection and better quality and consistency.
Buying power within supply chain gives us cost and price advantage.

CHANNELS TAILORED TO CUSTOMERS

Not a one-size-fits-all approach.
Multi-channel distribution allows us to tailor model to customer needs.

Tandy Leather Factory, Inc.
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 9  Investing in brand transformation.  IMPROVE CONSUMER PROPOSITION  REBUILD FOUNDATION  POSITION FOR LONG-TERM GROWTH  Broader product assortment  Better quality and consistency   New everyday value pricing   Updated branding – more professional look and feel  Engaging marketing - better storytelling and personalization  Invested in capable people  Employee training program  Quality inspection process  Centralized web fulfillment  New general ledger, point-of sale , warehouse management system and web platform  Built Commercial Division  Created roadmap to $100MM+ in sales and $15MM in operating income  Over the last 3 years, we have been investing in 3 strategic areas. Despite the challenges presented by the pandemic and restatement, we have made steady progress against our goals.

 10  Financial Snapshot – 2021  2021  SALES  GROSS MARGIN  PROFIT  BALANCE SHEET  SHARE BUY-BACKS  $82.7MM  +29% vs 2020  +10% vs 2019  56.9%  $2.3MM operating income  ($3.6 MM adjusting for restatement-related expenses)(1)  $5.4MM adjusted EBITDA (2)  $10.2MM cash  $38.1MM inventory  $0.4MM debt  713k shares  7.8% of total shares  $3.84 average price per share

 11  Financial Snapshot – 2022 Q1  2022  SALES  GROSS MARGIN  PROFIT  BALANCE SHEET  SHARE BUY-BACKS*  $20.5MM  -4% vs 2021  58.2%  $0.8MM operating income  $1.6MM adjusted EBITDA(2)  $10.3MM cash  $37.8MM inventory  $0.4MM debt  360k shares  4.2% of total shares  $5.00 average price per share  *April, 2022

 12  Sales  2017-2021  NUMBER OF STORES  RETAIL  ECOMMERCE  COMMERCIAL  74%  19%  7%  68%  26%  6%  87%  9%  3%  2021 sales are flat to 2017, but with 13 fewer stores, store sales productivity has increased 13%. Ecommerce grew 140% in 2020 over 2019 due to COVID, but as store sales rebounded in 2021, much of those gains held, with Ecommerce sales declining only 7% in 2021 over 2020.

 13  Gross Profit  2017-2021  Since our strategic shift to EDLP pricing in 2019, we gave up 300-400 bps in gross margin rate, or about $3MM in gross profit dollars in 2021 vs 2018 or 2017 on similar levels of sales.

 14  Profitability  2017-2021  Profitability has been affected by the restatement and the pandemic in 2019 and 2020. The difference in operating income in 2021 vs 2017-18 after adjusting for restatement-related expenses is due to decline in margin rate associated with our competitive pricing strategy.

 15  Inventory & Cash From Operations  2017-2021

 16  Shares Outstanding  2017-2021  We have taken advantage of opportunities to buy shares in transactions with individual shareholders to reduce our share count by over 1MM shares over the last 5 years.

2022 MANAGEMENT PRESENTATION

Roadmap to $100MM+

We have a roadmap to $100MM+ in sales and $15MM in operating income – and we have a plan to get there.

CORE BUSINESS

OPTIMIZE RETAIL FLEET



FOCUS ON TEACHING



PILOT NEW FORMATS



PRODUCT IMPROVEMENTS


TandyPro
HEAT IMPRINTER
@legacybrandleather

GROW COMMERCIAL



NEW OPPORTUNITIES

4 KEY GROWTH INITATIVES

Tandy is positioned to bring new customers into the craft and expand the leathercrafting category.

YOUTH CRAFTING



ART THERAPY



CHAIN WHOLESALE



INTERNATIONAL



Tandy Leather Factory, Inc.
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18  Questions & Discussion

 19  (1)Non-GAAP Reconciliation

 20  (2)Non-GAAP Reconciliation  @duckandchick